Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, William J. Smalley, President and Principal Executive Officer of Virtus ETF Trust II (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	10/3/2019	/s/ William J. Smalley
William J. Smalley
President and Principal Executive Officer
(Principal Executive Officer)

I, Brinton W. Frith, Treasurer and Principal Financial Officer of Virtus ETF Trust II (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	10/3/2019	/s/ Brinton W. Frith
Brinton W. Frith
Treasurer and Principal Financial Officer
(Principal Financial Officer)